SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2007, Boston Communications Group, Inc. (the “Company”) issued a press release announcing that the Company received an additional Nasdaq Staff Determination letter. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2007

BOSTON COMMUNICATIONS GROUP, INC.

By:  /s/  Joseph Mullaney

        Joseph Mullaney

        Chief Financial Officer

Exhibit No.	Exhibit
99.1	Press Release of Boston Communications Group, Inc. dated April 10, 2007 announcing that the Company received an additional Nasdaq Staff Determination letter.

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